UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08897

Sparrow Funds

(Exact name of registrant as specified in charter)

11330 Olive Blvd., Suite 230  St.Louis   MO  63141

(Address of principal executive offices)(Zip code)

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400  Broadview Heights  OH  44147

 (Name and address of agent for service)

Registrant's telephone number, including area code: (314) 725-6161

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Sparrow Growth Fund

Annual Report

August 31, 2010

Fund Advisor:

Sparrow Capital Management, Inc.

11330 Olive Boulevard, Suite 230

St. Louis, Missouri 63141

Toll Free: (888) 727-3301

MANAGER’S DISCUSSION AND ANALYSIS

AUGUST 31, 2010 (UNAUDITED)

For the trailing six and twelve months periods ended August 31, 2010, the Sparrow Growth Fund Class A shares were down 7.1% and up +2.63%, respective. By comparison, the S&P 500 Index was down 4.0% and up +4.91% during the same time periods.  The Fund’s underperformance for the sixth-month period was due to the market’s disfavor of growth style investing.

During the last twelve months, the Fund held on average approximately 40 stocks and remained close to fully invested, with only minor cash balances at various times. In selecting stocks for the Fund, our portfolio management team tends to focus on historically companies with what we believe have sustainable competitive advantages and are expected to generate consistent earnings growth over time. We also look for companies that we believe have strong balance sheets, that have management teams that put their interests in line with shareholders, and have the ability to generate positive cash flow. We also look outside the United States for good stocks, as several of our best performing stocks in the past year were international companies. We strive to buy these types of stocks when the value is right with an adequate margin of safety; and barring a major change in the company’s fundamentals or a situation where the stock becomes over-valued, we tend to hold these stocks for a longer period of time. This helps to lower transaction costs and leads to lower turnover, and thus in turn limits capital gain distributions paid out to shareholders.

Among some of the stocks that contributed positively to performance over the past year:

Occidental Petroleum Corporation, a leading oil and gas company, has benefited from higher energy prices. We have owned Occidental Petroleum Corporation since 2004 and do not intend to sell it any time soon. I can remember when gas prices were under 20 cents per gallon and gas stations engaged in price wars. I mention this because even though gas prices bounce up and down on a daily basis, I believe the long-term trend is up.

One of the Fund’s investments that contributed negatively to performance over the past year:

Dell Inc. is one of North America’s largest computer companies. We originally bought the company expecting Michael Dell to turn it around and we are patient. Dell has not performed up to expectation and is currently under review.

We are patient and expect other underperforming equity investments to contribute in future periods.

As always, we appreciate your business and remain focused on taking care of our shareholders.

Gerald R. Sparrow

President

SPARROW GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2010 (UNAUDITED)

Average Annual Total Returns (for periods ended August 31, 2010)
	One Year	Five Year	Since Inception (10/4/1998)
Sparrow Growth Fund, Class A	2.63%	-4.70%	0.25%
Sparrow Growth Fund, Class A*	-3.27%	-5.83%	-0.24%
S&P 500 Index **	4.91%	-0.91%	1.93%
Annual Fund Operating Expenses as disclosed in the Fund’s January 2, 2010 prospectus were: Operating Expenses 3.02% Less Waivers/Reimbursements (1.24)% Net Annual Fund Operating Expenses 1.78%

Average Annual Total Returns (for periods ended August 31, 2010)
	One Year	Five Year	Since Inception (11/9/2000)
Sparrow Growth Fund, No Load (previously Class C)	2.71%	-4.88%	-4.89%
S&P 500 Index **	4.91%	-0.91%	-1.04%
Annual Fund Operating Expenses as disclosed in the Fund’s January 2, 2010 prospectus were: Operating Expenses 2.86% Less Waivers/Reimbursements (1.33)% Net Annual Fund Operating Expenses 1.53%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-727-3301.

* In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class A shares are sold with a maximum initial sales charge of 5.75% or if exempt, a 1.00% Contingent Deferred Sales Charge (CDSC) if redeemed within 18 months of purchase. No Load Class shares are sold with no initial sales charge, and are not subject to a CDSC fee.

**The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other information about the investment company and may be obtained by calling the same number as above. Please read it carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

Comparison of a $10,000 Investment in the Sparrow Growth Fund, Class A and the S&P 500 Index

Past Performance does not guarantee future results.

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, Class A shares and the S&P 500 Index on October 4, 1998 (inception date of the Fund, Class A shares) and held through August 31, 2010. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Fund’s returns reflect the deduction of the maximum initial sales load and other recurring fees. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS.  Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed Rafferty Capital Markets, LLC.

Comparison of a $10,000 Investment in the Sparrow Growth Fund, No Load Class and the S&P 500 Index

This graph shows the value of a hypothetical initial investment of $10,000 in the Sparrow Growth Fund, No Load Class (previously Class C) shares and the S&P 500 Index on November 9, 2000 (inception date of the Fund, Class C shares) and held through August 31, 2010. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Index returns do not reflect expenses, which have been deducted from the Fund’s returns. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE OR PREDICT FUTURE RESULTS. Current performance may be lower or higher than the performance data quoted. For more information on the Sparrow Growth Fund, and to obtain performance data current to the most recent month-end, please call 1-888-727-3301 to request a prospectus. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing. The Fund is distributed by Rafferty Capital Markets, LLC.

Sparrow Growth Fund

Portfolio Illustration

August 31, 2010 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Sparrow Growth Fund
Schedule of Investments
August 31, 2010

Shares		Fair Value

COMMON STOCK - 97.90%

Agricultural Chemicals - 0.33%
400	Scotts Miracle-Gro Co.	$ 18,892

Aircraft Engines & Engines Parts - 5.35%
4,660	United Technologies Corp.	303,878

Asset Management - 5.45%
11,920	Eaton Vance Corp.	309,801

Auto Parts Stores - 0.63%
170	AutoZone, Inc. *	35,662

Beverages - Soft Drinks - 9.22%
2,800	Brown-Forman Inc. Class A	171,024
4,700	Coca-Cola Co.	262,648
1,400	Pepsico, Inc.	89,852
		523,524
Cigarettes - 12.93%
17,500	Altria Group, Inc.	390,600
6,700	Philip Morris International, Inc.	344,112
		734,712
Crude Petroleum & Natural Gas - 7.20%
5,600	Occidental Petroleum Corp.	409,248

Electronic Computers - 1.33%
6,400	Dell, Inc. *	75,328

Entertainment - Diversified - 5.20%
220	Priceline.com Inc. *	64,126
7,100	Walt Disney Co.	231,034
		295,160
Life Insurance - 4.51%
6,800	MetLife, Inc.	256,003

Media & Entertainment - 1.11%
500	Netflix, Inc. *	62,760

National Commercial Banks - 5.15%
8,050	JPMorgan Chase & Co.	292,698

Personal Products - 5.88%
5,600	Proctor & Gamble Co.	334,152

Property & Casualty Insurance - 4.72%
3,400	Bershire Hathaway, Inc. Class B *	267,852

Railroads, Line-Haul Operating - 8.53%
8,000	Genesee & Wyoming, Inc. Class A *	310,480
2,390	Union Pacific Corp.	174,327
		484,807
Restaurants - 3.09%
2,400	McDonalds Corp.	175,344

Retail Variety Stores - 1.57%
1,500	Dollar Tree Inc. *	67,909
300	Sherwin Williams Co.	21,114
		89,023
Semiconductor -Broad Line - 4.54%
11,200	Texas Instruments, Inc.	257,824

Sugar & Confectionery Products - 4.66%
5,700	The Hershey Co.	264,879

Textile - Apparel Clothing - 5.25%
400	Polo Ralph Lauren Corp.	30,296
3,800	VF Corp.	268,166
		298,462
Wholesale - Electrical Apparatus - 1.25%
1,550	Anixter International, Inc. *	71,114

TOTAL FOR COMMON STOCKS (Cost $5,130,502) - 97.90%		$ 5,561,123

SHORT TERM INVESTMENTS - 3.07%
174,273	Fidelity Institutional Government Portfolio - 0.06% **	174,273

TOTAL FOR SHORT TERM INVESTMENTS (Cost $174,273) - 3.07%		$ 174,273

TOTAL INVESTMENTS (Cost $5,304,775) - 100.97%		$ 5,735,396

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.97)%		(54,988)

NET ASSETS - 100.00%		$ 5,680,408

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at August 31, 2010.

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund
Statement of Assets and Liabilities
August 31, 2010

Assets:
Investments in Securities, at Fair Value (Cost $5,304,775)	$ 5,735,396

Receivables:
Dividends and Interest	7,568
Prepaid Expenses	3,435
Total Assets	5,746,399
Liabilities:
Payables:
Shareholder Redemption	40,763
Due to Advisor	3,684
Accrued Distribution and/or Service (12b-1) Fees	1,996
Other Accrued Expenses	19,548
Total Liabilities	65,991
Net Assets	$ 5,680,408

Net Assets Consist of:
Paid In Capital	$ 9,285,336
Accumulated Undistributed Net Investment Income	21,432
Accumulated Realized Loss on Investments	(4,056,981)
Unrealized Appreciation in Value of Investments	430,621
Net Assets	$ 5,680,408

Class A:

Net Assets	$ 4,923,458

Shares outstanding (unlimited number of shares authorized with no par value)	479,413

Net Asset Value	$ 10.27

Offering Price Per Share ($10.27 / 94.25%) (Note 2)	$ 10.90

Short-term Redemption Price Per Share ($10.27 x 0.99) *	$ 10.17

No Load Class:

Net Assets	$ 756,950

Shares outstanding (unlimited number of shares authorized with no par value)	76,708

Net Asset Value, Redemption Price and Offering Price Per Share	$ 9.87

* The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on certain Class A shares redeemed within 18 months of purchase if the shares were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees.

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund
Statement of Operations
For the year ended August 31, 2010

Investment Income:
Dividends (net of foreign taxes on dividends of $1,068)	$ 140,328
Interest	64
Total Investment Income	140,392

Expenses:
Advisory Fees (Note 4)	68,922
Distribution and/or Service (12b-1) Fees (Class A - $30,643;	32,552
No Load Class - $1,909)
Transfer Agent Fees	5,957
Legal Fees	20,162
Accounting Fees	22,525
Audit Fees	14,750
Insurance Fees	1,005
Custody Fees	7,405
Miscellaneous Fees	6,551
Registration Fees	3,275
Trustee Fees	699
Printing and Mailing Fees	1,835
Total Expenses	185,638
Fees Waived and Reimbursed by the Advisor (Note 4)	(66,933)
Net Expenses	118,705

Net Investment Income	21,687

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(487,377)
Net Change in Unrealized Appreciation (Depreciation) on Investments	675,798
Net Realized and Unrealized Gain on Investments	188,421

Net Increase in Net Assets Resulting from Operations	$ 210,108

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	8/31/2010	8/31/2009
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 21,687	$ 17,270
Net Realized Loss on Investments	(487,377)	(3,380,681)
Net Change in Unrealized Appreciation (Depreciation) on Investments	675,798	(1,249,139)
Net Increase (Decrease) in Net Assets Resulting from Operations	210,108	(4,612,550)

Distributions to Shareholders:
Net Investment Income - Class A	(14,881)	-
Net Investment Income - No Load Class	(2,672)	-
Net Change in Net Assets from Distributions	(17,553)	-

Capital Share Transactions:
Proceeds from Sale of Shares
Class A	578,877	1,008,377
No Load Class	402,750	21,466
Reinvestment of Shares
Class A	14,403	-
No Load Class	2,672	-
Cost of Shares Redeemed
Class A	(1,679,558)	(3,428,863)
No Load Class	(99,314)	(128,287)
Net Decrease from Shareholder Activity	(780,170)	(2,527,307)

Net Assets:
Net Increase (Decrease) in Net Assets	(587,615)	(7,139,857)
Beginning of Period	6,268,023	13,407,880
End of Period (Including Accumulated Undistributed Net
Investment Income of $21,432 and $17,270, respectively)	$ 5,680,408	$ 6,268,023

Share Transactions:
Shares Sold
Class A	52,275	102,949
No Load Class	38,499	2,032
Reinvestment of Shares
Class A	1,320	-
No Load Class	256	-
Shares Redeemed
Class A	(153,760)	(385,318)
No Load Class	(9,396)	(13,217)
Net Increase (Decrease) in Shares	(70,806)	(293,554)

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund - Class A
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	8/31/2010		8/31/2009		8/31/2008		8/31/2007	8/31/2006

Net Asset Value, at Beginning of Year	$ 10.03		$ 14.61		$ 16.71		$ 14.31	$ 13.10

Income From Investment Operations:
Net Investment Income (Loss)	0.03	(a)	0.02	(a)	(0.09)	(b)	(0.08)	(0.09)
Net Gain (Loss) on Securities - Realized and Unrealized	0.23		(4.60)		(2.01)		2.48	1.30
Total from Investment Operations	0.26		(4.58)		(2.10)		2.40	1.21

Distributions:
Net Investment Income	(0.02)		-		-		-	-
Realized Gains	-		-		-		-	-
Total from Distributions	(0.02)		-		-		-	-

Net Asset Value, at End of Year	$ 10.27		$ 10.03		$ 14.61		$ 16.71	$ 14.31

Total Return (c)	2.63%		(31.35)%		(12.57)%		16.77%	9.24%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 4,923		$ 5,812		$ 12,591		$ 12,560	$ 8,045
Before Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.72%		2.99%		2.25%		2.25%	2.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.69)%		(0.92)%		(0.58)%		(0.52)%	(0.71)%
After Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	1.75%		1.84%		2.25%		2.25%	2.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.29%		0.23%		(0.58)%		(0.52)%	(0.71)%
Portfolio Turnover (d)	129.93%		131.44%		110.65%		36.36%	37.87%

(a) Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
(b) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return does not reflect load.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of these financial statements.

Sparrow Growth Fund - No Load Class (Formerly Class C)
Financial Highlights
Selected data for a share outstanding throughout the period.

	For the Years Ended
	8/31/2010		8/31/2009		8/31/2008		8/31/2007	8/31/2006

Net Asset Value, at Beginning of Period	$ 9.64		$ 13.95		$ 16.04		$ 13.80	$ 12.72

Income From Investment Operations:
Net Investment Income (Loss)	0.03	(a)	0.04	(a)	(0.18)	(a)	(0.14)	(0.09)
Net Gain (Loss) on Securities (Realized and Unrealized)	0.23		(4.35)		(1.91)		2.38	1.17
Total from Investment Operations	0.26		(4.31)		(2.09)		2.24	1.08

Distributions:
Net Investment Income	(0.03)		-		-		-	-
Realized Gains	-		-		-		-	-
Total from Distributions	(0.03)		-		-		-	-

Net Asset Value, at End of Period	$ 9.87		$ 9.64		$ 13.95		$ 16.04	$ 13.80

Total Return (b)	2.71%		(30.90)%		(13.03)%		16.23%	8.49%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 757		$ 456		$ 817		$ 1,450	$ 925
Before Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	2.46%		2.83%		2.75%		2.75%	2.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.42)%		(0.77)%		(1.12)%		(1.00)%	(1.21)%
After Waivers & Reimbursements
Ratio of Expenses to Average Net Assets	1.50%		1.67%		2.75%		2.75%	2.75%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.54%		0.39%		(1.12)%		(1.00)%	(1.21)%
Portfolio Turnover (c)	129.93%		131.44%		110.65%		36.36%	37.87%

(a) Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
Total return does not reflect load for the years ended August 31, 2008 and prior.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes.

The accompanying notes are an integral part of these financial statements.

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2010

NOTE 1. ORGANIZATION

The Sparrow Growth Fund (the “Fund”) was organized as a series of the Sparrow Funds (the “Trust”) on July 14, 1998 and commenced operations on October 4, 1998. The Trust is an open-end diversified investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 14, 1998 (the “Trust Agreement”). The Fund’s investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Board has authorized two classes of shares: Class A shares and No Load Class (formerly Class C) shares. Each class is subject to different expenses and a different sales charge structure. The investment advisor to the Fund is Sparrow Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes - The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Fund’s 2010 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations.  During the year ended August 31, 2010, the Fund did not incur any interest or penalties.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The first-in first-out (FIFO) method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2010

been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and taxable capital gains at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless a shareholder requests cash distributions on the shareholder’s application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the year ended August 31, 2010, the Fund reclassified $28 of long-term capital gain to net investment income.

Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Sales Charges - With respect to Class A shares, there is a 5.75% maximum initial sales charge, except on purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees. However, shares that are exempt from the initial sales charge will be subject to a contingent deferred sales charge (“CDSC”) of 1%, based on the lower of the shares’ cost or current net asset value (“NAV”), if the shares are redeemed within eighteen months of purchase. Effective October 1, 2008, the Fund’s Class C shares were reclassified as No Load Class shares and the fee structure was changed. With respect to No Load Class shares, there is no initial sales charge or CDSC. Prior to October 1, 2008, Class C shares were subject to a CDSC of 2.00% based on the lower of the shares’ cost or current NAV, if the shares were redeemed within two years of purchase. Shareholders purchasing shares prior to October 1, 2008 will be charged the CDSC fee of 2.00% if redeemed prior to two years from initial purchase date.

Allocation of Income and Expenses, Realized and Unrealized Gains and Losses – Income, realized gains and losses, unrealized appreciation and depreciation, and Fund-wide expenses are allocated to each class based on the net assets of that class in relation to the net assets of the Fund (e.g., the “relative net assets” method).

NOTE 3. SECURITIES VALUATIONS

As described in Note 2, all investments in securities are recorded at their estimated fair value. The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2010

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements - A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock) - Equity securities are generally valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price.  Generally, if the security is traded in an active market and is valued at the last sale price in an active market, the security is categorized as Level 1 within the fair value hierarchy.  When the security position is not considered to be part of an active market, or when the security is valued at the bid price, the position is generally categorized as Level 2 in the fair value hierarchy.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees and are categorized as Level 3 within the fair value hierarchy. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy.

Money market mutual funds are generally priced at the ending NAV provided by the service agent of the funds.  These securities will be categorized as Level 1 within the fair value hierarchy.

Fixed income securities - Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing services does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as Level 2 within the fair value hierarchy.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of August 31, 2010:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$5,561,123	$0	$0	$5,561,123
Cash Equivalents	174,273	0	0	174,273
Total	$5,735,396	$0	$0	$5,735,396

The Fund did not hold any Level 3 assets during the year ended August 31, 2010. For more detail on the investments in common stocks please refer to the Schedule of Investments.  The Fund did not hold any derivative instruments at any time during the year ended August 31, 2010.

NOTE 4. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains the Advisor to manage the Fund’s investments. The President of the Advisor is also a Trustee of the Trust.

Under the terms of the management agreement between the Advisor and the Trust on behalf of the Fund (the “Agreement”), the Advisor manages the Fund’s investments. The Fund pays the Advisor a management fee at the annual rate of 1.00% of the Fund’s average daily net assets. The Fund pays all of its operating expenses.  Effective October 1, 2008 the Advisor has contractually agreed to waive its management fee and/or to reimburse certain operating expenses to the extent necessary to maintain the Fund’s total annual operating expenses, excluding interest, brokerage fees and commissions, taxes, 12b-1 fees, extraordinary expenses, any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest), and certain expenses incurred in connection with the closing of the Fund or the class at 1.25% of the average daily net assets for each class. The contractual agreement will remain in place through December 31, 2010. Each fee waiver and expense reimbursement by the Advisor for the Fund is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.25% expense limitation. For the year ended August 31, 2010, the Advisor earned fees of $68,922 from the Fund. As of August 31, 2010, the Fund owed $3,684 to the Advisor. For the year ended August 31, 2010 the Advisor waived management fees of $66,933. At August 31, 2010, the amount subject to future recoupment is as follows:

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2010

Fiscal Year Ended	Recoverable Through	Amount
August 31, 2009	August 31, 2012	$83,483
August 31, 2010	August 31, 2013	$66,933
		$150,416

Rafferty Capital Markets, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. Each class has adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, with regard to Class A shares and No-Load Class shares (each a “Plan,” together the “Plans”).

Under the Class A Plan, the Fund pays an annual fee of 0.50% of the average daily net assets of the Fund invested in Class A shares to help defray the cost of distributing Class A shares.  Of this amount, 0.25% is paid to the Fund’s Distributor, and will be used in connection with the promotion and distribution of Class A shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  The remaining 0.25% is paid directly to the Advisor, and will be used by the Advisor to compensate with a “service fee” any entity, including registered broker-dealers, custodians, investment advisers, financial planners, 401(k) administrators, etc., that perform certain administrative or other servicing functions for the Fund’s Class A shareholders.

Under the No-Load Class Plan, the Fund pays the Advisor an annual fee of 0.25% of the average daily net assets of the Fund invested in No-Load Class shares to help defray the cost of servicing the No-Load Class shares. The Advisor will use these fees to compensate with a “service fee,” any entities that perform certain administrative or other servicing functions for the Fund’s No-Load Class shares, including registered broker-dealers, custodians, mutual fund platform sponsors, investment advisers, financial planners, 401(k) administrators, etc.

The Plans are compensation plans, which means that compensation is provided irrespective of actual 12b-1 fees incurred. For the year ended August 31, 2010, Class A incurred 12b-1 expenses of $30,643 and No Load Class incurred 12b-1 expenses of $1,909.

NOTE 5. INVESTMENT TRANSACTIONS

For the year ended August 31, 2010, purchases and sales of investment securities, other than short-term investments, were as follows:

Purchases

Investment Securities                          $ 8,527,031

Sales

Investment Securities                          $ 9,415,211

SPARROW GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2010

As of August 31, 2010, the net unrealized depreciation of investments for tax purposes was as follows:

Gross Appreciation                             $     650,306

Gross (Depreciation)                               (754,681)

Net Depreciation on Investments       $   (104,375)

At August 31, 2010, the aggregate cost of securities for federal income tax purposes was $5,839,771.

NOTE 6.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of August 31, 2010, Henschel Manufacturing Company held for the benefit of others, in aggregate, approximately 50.01% of the Sparrow Growth Fund’s No-Load Class shares and may be deemed to control the Fund.

NOTE 7. TAX MATTERS

On December 18, 2009 Class A paid an income distribution of 0.0251 totaling $14,881, and the No Load Class paid an income distribution of 0.0329 totaling $2,672.

There were no capital gain or income distributions for the years ended August 31, 2009.

As of August 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital Loss Carryforward                                                    $ (3,521,783)

Accumulated Undistributed Net Investment Income                      21,230

Net Unrealized Appreciation/(Depreciation)

                      (104,375)

   $ (3,604,928)

The difference between book basis and tax basis in unrealized appreciation (depreciation) is attributable to the tax deferral of post-October losses.  The Fund elected to defer post-October losses in the amount of $534,996.

NOTE 8. CAPITAL LOSS CARRYFORWARD

At August 31, 2010, the Fund has capital loss carryforwards of $3,521,783, which are available for the offset against future taxable net capital gains.  The capital loss carryforwards expire as follows:

Expire	Amount
August 31, 2011	$181,262
August 31, 2017	$517,817
August 31, 2018	$2,822,704

To the extent that the capital loss carryforwards are used to offset future realized capital gains, it is probable that the amount, which is offset, will not be distributed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Sparrow Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sparrow Growth Fund (the “Fund”), as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sparrow Growth Fund as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

October 29, 2010

SPARROW GROWTH FUND

EXPENSE ILLUSTRATION

AUGUST 31, 2010 (UNAUDITED)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, March 1, 2010 through August 31, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads).  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative cost of owning different funds.  In addition, if these transactional costs were included, your cost could have been higher.

Class A	Beginning Account Value 3/1/2010	Ending Account Value 8/31/2010	Expenses Paid During Period 3/1/2010 – 8/31/2010*
Actual	$1,000.00	$930.71	$8.52
Hypothetical (Assumes a 5% annual return before expenses)	$1,000.00	$1,016.38	$8.89

*Expenses are equal to the Fund’s annualized expense ratio of 1.75% for Class A, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The Advisor has agreed to waive its advisory fees and/or reimburse fund expenses (excluding brokerage, commissions, 12b-1 fees, underlying fund fees and expenses or extraordinary expenses) through December 31, 2010 to limit total annual fund operating expenses for the Value Fund to 1.25%.

No Load Class	Beginning Account Value 3/1/2010	Ending Account Value 8/31/2010	Expenses Paid During Period 3/1/2010 – 8/31/2010*
Actual	$1,000.00	$933.18	$7.31
Hypothetical (Assumes a 5% annual return before expenses)	$1,000.00	$1,017.64	$7.63

*Expenses are equal to the Fund’s annualized expense ratio of 1.50% for the No Load Class, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period). The Advisor has agreed to waive its advisory fees and/or reimburse fund expenses (excluding brokerage, commissions, 12b-1 fees, underlying fund fees and expenses or extraordinary expenses) through December 31, 2010 to limit total annual fund operating expenses for the Value Fund to 1.25%.

SPARROW GROWTH FUND

ADDITIONAL INFORMATION

AUGUST 31, 2010 (UNAUDITED)

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 727-3301 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Portfolio Holdings - The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-727-3301.

Advisory Renewal Agreement – At the Board meeting held on August 2, 2010, t he Trustees reviewed a memorandum prepared by Thompson Hine describing their duties when considering renewal of the Management Agreement.  The Board then reviewed a copy of the Management Agreement and discussed its terms.  The factors considered by the Board of Trustees included: (i) the Advisor’s business and the qualifications of its personnel, (ii) the nature, extent and quality of the services provided by the Advisor to the Fund, (iii) the investment performance of the Advisor, (iv) the costs of the services to be provided and the profits to be realized by the Advisor, (v) the extent to which economies of scale will be realized as the Fund grows, and (vi) whether the fee levels reflect these economies of scales to the benefit of shareholders.

As to the nature, extent, and quality of the services provided by the Advisor, the Board considered the Advisor’s investment strategies and execution of those strategies.  The Trustees reviewed the Advisor’s ADV Parts I and II, which describes the operations and policies of the Advisor.  The Trustees also reviewed a report from the Advisor, in which the Advisor addressed a series of questions prepared by the Trust’s legal counsel, the responses to which provided information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of the Advisor and the Advisor’s compliance activities.  The Advisor certified to the Board that it had complied with the Trust’s Code of Ethics.  The Advisor noted that there had been no Securities & Exchange Commission (“SEC”) inspections or litigation involving the Fund and no changes in personnel of the Advisor.   The Board discussed the compliance activities of the Trust’s CCO.  Based on the information in the Report and their discussions with Mr. Sparrow, the Trustees concluded the Advisor had provided high quality services to the Fund, and that the nature and extent of the services provided by the Advisor were reasonable and consistent with the Board’s expectations.

SPARROW GROWTH FUND

ADDITIONAL INFORMATION

AUGUST 31, 2010 (UNAUDITED)

As to the Fund’s performance, the Board reviewed information in the Report regarding the Fund’s returns for various periods since the Fund’s inception.  The Advisor also presented comparison performance information on the S&P 500 Total Return Index (the “S&P 500”), the Fund’s benchmark, as well as comparisons to a peer group of large cap blend funds with similar investment objectives and strategies to those of the Fund and of a comparable asset sizes (the “Peer Group”).  The Trustees then discussed the performance of the Fund compared to that of each of the funds in the Peer Group and it was their consensus that while the Fund had underperformed the Index and the Peer Group average for most periods under consideration, the Fund’s performance was more in line with the S&P 500 for the year-to-date period.  The Trustees determined that while the Fund had not performed as well as it might have relative to the S&P 500 over the life of the Fund, recent performance had shown signs of improvement.  Following discussion, it was the consensus of the Trustees that the Fund’s performance under the Advisor was satisfactory although they would continue to monitor it.

The Board reviewed information comparing the management fee and expense ratio of the Fund to the fees and expenses paid by funds in the Peer Group.  The Trustees noted that the Fund’s management fee of 1.00% and expense ratios of 1.78% and 1.53% for the Class A and No Load Class, respectively, were within the range for the Peer Group.  Following discussion, it was the consensus of the Board that the Fund’s expense ratio and management fee were reasonable considering the small size of the Fund.

As to the profitability of the Advisor, the Board noted that, to date, the Advisor had operated at a loss in an effort to maintain the Fund’s favorable expense ratios of 1.78% and 1.53% for the Class A and No Load Class, respectively.  Thus it was the consensus of the Board that the Advisor was not excessively profitable.

As to economies of scale, it was the consensus of the Trustees that economies of scale could be realized as the Fund’s assets grow but were not relevant at this time.  The Trustees recalled the SCM had entered into a fee waiver agreement pursuant to which the Advisor would cap certain Fund expenses at 1.25% until December 31, 2010.

As to economies of scale, the Trustees noted that the Advisor had implemented a schedule for the asset levels at which certain breakpoints would be achieved.  However, the Board concluded that given the relatively low level of assets in the Fund, a discussion of economies of scale was not relevant at that time.

As a result of their deliberations, the Board determined that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement and that the renewal of the Management Agreement was in the best interests of the Trust and the Fund’s shareholders.  The following resolution was unanimously adopted upon motion duly made and seconded by the Trustees, including the Independent Trustees:

SPARROW GROWTH FUND

ADDITIONAL INFORMATION

AUGUST 31, 2010 (UNAUDITED)

Trustees & Officers of the Trust

The following table provides information regarding each Trustee who is an “interested person” of the Trust as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address*, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gerald R. Sparrow** Age: 50	Trustee, President, Secretary, Treasurer, Chief Compliance Officer	Indefinite Term; Since inception.	Director and President of Sparrow Capital Management, Inc.; Former President of Buford Dickson Harper Sparrow, an advisory company from 1995 to March 2004; General partner of Sparrow Fund L.P., an advisory company.	1	None

*     Address of each officer is 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141

**   Mr. Sparrow is an “interested” person because he is the President of the Advisor.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address*, and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Richard N. Priest Age: 78	Independent Trustee	Indefinite Term; since 2003.	Vice President (Retired) of the New York Stock Exchange.	1	South Side Day Nursery; Missouri Bar Association Advisory Committee
Donald D. Woodruff Age: 53	Independent Trustee	Indefinite Term; Since inception.	President of Robinson, Inc. a retail (sales of hearing aids) company from June 1992 through present.	1	None

* Address of each Trustee is 11330 Olive Boulevard, Suite 230, St. Louis, MO 63141.

TRUSTEES

Gerald R. Sparrow

Richard N. Priest

Donald D. Woodruff

OFFICERS

Gerald R. Sparrow, President, Chief Compliance Officer, Secretary and Treasurer

INVESTMENT ADVISOR

Sparrow Capital Management, Inc.

11330 Olive Blvd, Suite 230

St. Louis, MO 63141

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH  45202

CUSTODIAN

US Bank, N.A.

425 Walnut St.

Cincinnati, OH 45202

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services, LLC

8000 Town Centre Drive Suite 400

Broadview Heights, OH 44147

Additional information about the Trustees is available in the Fund's Statement of Additional Information which is available, without charge, upon request by calling (888) 727-3301.

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waiver Amendments:

During the period covered by the report, there have not been any waivers to the provisions of the waivers.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Richard Priest is an audit committee financial expert.  Mr. Priest is independent for purposes of this Item 3.  He has gained his qualifications as a financial expert through experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2010

$ 11,650

FY 2009

$ 11,650

(b)

Audit-Related Fees

Registrant

FY 2010

$ 0

FY 2009

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2010

$ 1,800

FY 2009

$ 1,750

Nature of the fees:

Review of the 1120-RICS  and Excise Returns.

(d)

All Other Fees

Registrant

FY 2010

$ 0

FY 2009

$ 0

Nature of the fees:

.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2010

$ 0

FY 2009

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable – applies to closed-end funds only.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable – applies to closed-end funds only.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies.  Not applicable – applies to closed-end funds only.

Item 10.  Submission of Matters to a Vote of Security Holders.  Not applicable – the registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of March 31, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sparrow Funds

By /s/ Gerald Sparrow

*Gerald Sparrow

President

Date January 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gerald Sparrow

*Gerald Sparrow

President and Treasurer

Date January 4, 2011

* Print the name and title of each signing officer under his or her signature.